UNITED  STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                  FORM  8-K

                               CURRENT  REPORT

              PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                  SECURITIES  EXCHANGE  ACT  OF  1934



 DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  OCTOBER  15, 1998


                          BARNETT AUTO TRUST 1997-A
                          -------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        UNITED STATES
        OF AMERICA                 333-26675                86-0888083
        ----------                 ---------                ----------
        (STATE OR OTHER            (COMMISSION FILE         (IRS EMPLOYER
        JURISDICTION OF            NUMBER)                  IDENTIFICATION NO.)
        INCORPORATION


                            BARNETT AUTO TRUST 1997-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       -------

(C)     EXHIBITS

99               MONTHLY  SERVICERS  CERTIFICATE  FOR  BARNETT  BANK,  N.A.
                 BARNETT  AUTO  TRUST  1997-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                            BARNETT AUTO TRUST 1997-A
                            -------------------------
                                   (REGISTRANT)




DATED:  OCTOBER16, 1998               BY:  /S/PAT  DORAN
        ----------------                   -------------
                                      NAME:   PAT  DORAN
                                      TITLE:  SENIOR  VICE  PRESIDENT  -BARNETT
                                              BANK,  N.A
                                              BARNETT  BANK,  N.A.
                                              (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR  BARNETT  BANK,  N.A.
            BARNETT  AUTO  TRUST  1997-A